CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Operating expenses:
Selling, general and administrative	$ 3,059	$ 1,216	$ 1,242
Total operating expenses	3,059	1,216	1,242
Operating loss	(3,059)	(1,216)	(1,242)
Interest income (expense), net	28		2
Loss from continuing operations before taxes	(3,031)	(1,216)	(1,240)
Income tax expense (benefit)
Loss from continuing operations, net of taxes	(3,031)	(1,216)	(1,240)
Income from discontinued operations, net of taxes			250
Net loss	$ (3,031)	$ (1,216)	$ (990)
Basic and diluted loss per share from continuing operations (in dollars per share)	$ (0.14)	$ (0.06)	$ (0.06)
Basic and diluted income per share from discontinued operations (in dollars per share)			0.01
Basic and diluted net loss per share (in dollars per share)	$ (0.14)	$ (0.06)	$ (0.05)
Shares used in computing basic and diluted net loss per share (in shares)	21,036,390	21,027,640	21,027,640